                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   December 24, 1996
                                                 ---------------------

                              SpecTran Corporation
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             (Exact name of registrant as specified in its charter)


      Delaware                   0-12489                  04-2729372
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  (State or other              (Commission               (IRS Employer
   jurisdiction)                File No.)             Identification No.)


                       50 Hall Road, Sturbridge, MA 01566
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                    (Address of principal executive offices)


Registrant's telephone number, including area code       (508) 347-2261
                                                     ---------------------


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         (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On December 24, 1996, SpecTran Corporation (the "Company") announced the formation of General Photonics, LLC ("General Photonics"), a 50-50 joint venture between the Company and General Cable Corporation ("General Cable"). To form the joint venture, the Company's subsidiary, Applied Photonic Devices, Inc. ("APD"), sold certain of its assets to General Cable Industries, Inc., a subsidiary of General Cable ("GCI") for approximately $6.3 million, subject to adjustment based on audited Financial Statements. GCI contributed the assets it purchased from APD to General Photonics for a fifty percent equity interest in General Photonics and APD contributed its remaining assets to General Photonics for a fifty percent equity interest in General Photonics. General Photonics' primary mission will be the design and manufacture of optical fiber cable for the customer premises market in the United States, Canada and Mexico. Both the Company and General Cable have agreed not to compete with General Photonics. In addition, General Cable has agreed that it will not, without the Company's consent, acquire any interest in the Company's securities for at least the life of the joint venture. General Photonics will purchase its optical fiber from SpecTran Communication Fiber Technologies, Inc. Fiber optic cable and other products manufactured by General Photonics will be marketed primarily through General Cable's direct sales force and sales representatives.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     The following has been filed as a part of this report:

     (a) Pro forma financial information.

     Pro forma condensed consolidated Balance Sheet as of September 30, 1996 and pro forma consolidated Statements of Operations for the year ended December 31, 1995 and nine months ended September 30, 1996.

     (b) Exhibits

     10.98 Limited Liability Company Agreement between Applied Photonic Devices, Inc. and General Cable Industries, Inc. dated as of December 23, 1996.

     10.99 Asset Purchase Agreement among Applied Photonic Devices, Inc., SpecTran Corporation, General Cable Industries, Inc. and General Cable Corporation dated as of December 23, 1996.

     10.100 Investor's Representations, Contribution Agreement and Subscription Agreement among Applied Photonic Devices, Inc., SpecTran Corporation and General Photonics, LLC dated as of December 23, 1996.

     10.101 Non-Competition Agreement among General Cable Industries, Inc., General Cable Corporation, Applied Photonic Devices, Inc., SpecTran Corporation and General Photonics, LLC dated December 23, 1996. (The Company has applied for confidential treatment for portions of this Exhibit).

     10.102 Standstill Agreement between General Cable Corporation and SpecTran Corporation dated as of December 23, 1996.

     10.103 Letter Amendment to Three Year Multimode Optical Fiber Supply contract between Corning Incorporated and SpecTran Corporation dated as of January 1, 1996. (The Company has applied for confidential treatment for portions of this Exhibit).

     10.104 Letter Amendment to Employment Agreement between SpecTran Specialty Optics Company and William B. Beck dated April 18, 1996.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SPECTRAN CORPORATION
                                      -------------------------------
                                               (Registrant)



Date:  January 8, 1997                 /s/ Bruce A. Cannon
                                       ------------------------------
                                       Bruce A. Cannon
                                       Secretary


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



                              SPECTRAN CORPORATION
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     On December 23, 1996, the Company formed General Photonics, a 50-50 joint venture between the Company and General Cable, a subsidiary of Wassall plc. General Cable purchased certain assets of the Company's optical cable fiber subsidiary, Applied Photonic Devices, Inc. ("APD") for approximately $6.3 million and then contributed them to General Photonics for a 50% equity interest. APD contributed its remaining assets to General Photonics in exchange for its 50% equity interest. See - "Pro forma Financial Information." The Company will account for its interest in the joint venture under the equity method.

     The following pro forma condensed consolidated balance sheet at September 30, 1996 and pro forma condensed consolidated statements of operations for the year ended December 31, 1995 and nine months ended September 30, 1996 present the condensed consolidated balance sheet and results of operations of the Company as if the joint venture with General Photonics existed as of January 1, 1995 and, as previously reported on Form 8-K dated December 31, 1996, as if the December 1996 sale of $24 million of senior notes to investors and the restructuring of bank loan agreements existed as of September 30, 1996
(in thousands, except per share data).


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



                              SPECTRAN CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1996
                                   (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                          September 30, 1996
                                             --------------------------------------------
                                                          Pro forma
                                             Historical  Adjustments            Pro forma
                                             ----------  -----------            ---------

ASSETS
Current Assets:
   Cash and Cash Equivalents                   $ 2,174    $18,483    (1)(2)(3)   $20,657
   Current Portion of Marketable Securities        972         --                    972
   Trade Accounts Receivable, net               10,201     (2,252)   (1)           7,949
   Inventories                                   8,967     (3,511)   (1)           5,456
   Prepaid Expenses and Other Current Assets     1,252        (12)   (1)           1,240
                                               -------    -------                -------
   Total Current Assets                         23,566     12,708                 36,274
Investment in Joint Venture                         --      2,448   (1)(4)         2,448
Property, Plant and Equipment, net              14,702       (893)   (1)          13,809
Other Assets:
   Long-term Marketable Securities               1,422         --                  1,422
   Other Long-Term Assets                        6,871     (2,978)   (1)           3,893
                                               -------    -------                -------
   Total Other Assets                            8,293     (2,978)                 5,315
                                               -------    -------                -------

Total Assets                                   $46,561    $11,285                $57,846
                                               =======    =======                =======

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities                              7,398       (913)   (1)           6,485
Long-term Debt                                  12,000     12,000    (2)(3)       24,000
Stockholders' Equity:
   Common Stock, voting                            539         --                    539
   Common Stock, non-voting                         --         --                     --
   Paid-In Capital                              26,745         --                 26,745
   Net Unrealized Gain on Marketable Securities     15         --                     15
   Retained Earnings (Deficit)                    (136)       198    (4)(10)          62
                                               -------    -------                -------
Total Stockholders' Equity                      27,163        198                 27,361
                                               -------    -------                -------

Total Liabilities and Stockholders' Equity     $46,561    $11,285                $57,846
                                               =======    =======                =======


            See accompanying notes to pro forma financial statements.

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



                              SPECTRAN CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                               For the twelve months ended
                                                     December 31, 1995
                                       ---------------------------------------------
                                                    Pro forma
                                       Historical  Adjustments             Pro forma
                                       ----------  -----------             ---------

Net Sales                              $   38,581    $(3,499)     (5)(10)  $   35,082
Cost of Sales                              25,520     (2,010)     (5)(10)      23,510
                                       ----------    -------               ----------
Gross Profit                               13,061     (1,489)                  11,572
Operating Expenses                         12,496     (1,033)     (6)          11,463
                                       ----------    -------               ----------
Income from Operations                        565       (456)                     109

Other Income                                  212        330      (7)             542
Equity in Earnings of Joint Venture            --        179      (8)             179
                                       ----------    -------               ----------

Income before Income Taxes                    777         53                      830
Income Tax Expense                            235       (104)     (9)             131
                                       ----------    -------               ----------
Net Income                             $      542    $   157               $      699
                                       ==========    =======               ==========

Weighted Average shares outstanding     5,582,752                           5,582,752
                                       ==========                          ==========


Net Income per Share of Common Stock   $     0.10                          $     0.13
                                       ==========                          ==========

                                              For the nine months ended
                                                   September 30, 1996
                                       ---------------------------------------------
                                                    Pro forma
                                       Historical  Adjustments             Pro forma
                                       ----------  -----------             ---------

Net Sales                              $    44,915    $(7,043)   (5)(10)   $   37,872
Cost of Sales                               28,621     (4,727)   (5)(10)       23,894
                                       -----------    -------              ----------
Gross Profit                                16,294     (2,316)                 13,978
Operating Expenses                          12,230     (1,659)   (6)           10,571
                                       -----------    -------              ----------
Income from Operations                       4,064       (657)                  3,407
Other Income (Expense)                        (240)       270    (7)               30
Equity in Earnings of Joint Venture             --        220    (8)              220
                                       -----------    -------              ----------

Income before Income Taxes                   3,824       (167)                  3,657
Income Tax Expense                           1,300       (208)   (9)            1,092
                                       -----------    -------              ----------
Net Income                             $     2,524    $    41              $    2,565
                                       ===========    =======              ==========

Weighted Average shares outstanding      5,929,796                          5,929,796
                                       ===========                         ==========


Net Income per Share of Common Stock   $      0.43                         $     0.43
                                       ===========                         ==========


            See accompanying notes to pro forma financial statements.


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



          NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND
                            STATEMENTS OF OPERATIONS

(1) To record the receipt of $6.3 million cash in exchange for certain assets of Applied Photonic Devices purchased by General Cable and to record the contribution of the remaining Applied Photonic Devices net assets and liabilities to General Photonics in return for half the equity in the joint venture.

(2) To record the elimination of $2.2 million of outstanding debt incurred with the original purchase of Applied Photonic Devices.

(3) To record the receipt of $24 million cash from the issuance of a series of senior secured notes on December 30, 1996 and the repayment of outstanding borrowings from the proceeds of the notes.

(4) To record the investment in the new joint venture, General Photonics, and related earnings for the period from January 1, 1995.

(5) To eliminate sales and cost of sales of Applied Photonic Devices, net of intercompany sales and gross profit between subsidiaries.

(6)  To eliminate operating expenses of Applied Photonic Devices.

(7) To increase interest income on the $4.1 million cash increase and decrease interest expense for the $2.2 million repayment of debt.

(8) To record SpecTran's 50% share of the after-tax earnings of the unconsolidated joint venture, General Photonics.

(9)  To record the tax effect of the above adjustments.

(10) To eliminate the intercompany profit in ending inventory of General Photonics.

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                                EXHIBIT INDEX
Exhibits
--------

10.98 Limited Liability Company Agreement between Applied Photonic Devices, Inc. and General Cable Industries, Inc. dated as of December 23, 1996.

10.99 Asset Purchase Agreement among Applied Photonic Devices, Inc., SpecTran Corporation, General Cable Industries, Inc. and General Cable Corporation dated as of December 23, 1996.

10.100 Investor's Representations, Contribution Agreement and Subscription Agreement among Applied Photonic Devices, Inc., SpecTran Corporation and General Photonics, LLC dated as of December 23, 1996.

10.101 Non-Competition Agreement among General Cable Industries, Inc., General Cable Corporation, Applied Photonic Devices, Inc., SpecTran Corporation and General Photonics, LLC dated December 23, 1996. (The Company has applied for confidential treatment for portions of this Exhibit).

10.102 Standstill Agreement between General Cable Corporation and SpecTran Corporation dated as of December 23, 1996.

10.103 Letter Amendment to Three Year Multimode Optical Fiber Supply Contract between Corning Incorporated and SpecTran Corporation dated as of January 1, 1996. (The Company has applied for confidential treatment for portions of this Exhibit).

10.104 Letter Amendment to Employment Agreement between SpecTran Specialty Optics Company and William B. Beck dated April 18, 1996.